As filed with the Securities and Exchange Commission on September 27, 2010
Securities Act File No. 333-__________
Investment Company Act File No. 811-22479

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]
Pre-Effective Amendment No.
                              [   ]
Post-Effective Amendment No.
                              [   ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]
Amendment No.
[   ]

EAGLE GLOBAL ADVISORS INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 930, Houston, Texas 77057
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code: (713) 952-3550

Capitol Services, Inc.
615 S. Dupont Hwy, Dover, DE 19901
(Name and Address of Agent for Service)

With Copies to:

John H. Lively
The Law Offices of John H. Lively& Associates, Inc.
2041 West 141st Terrace, Suite 119
Leawood, KS 66224
(913) 660-0778

Approximate Date of Proposed Public Offering:
As soon as practical after the post-effective amendment of this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

EGA Total Return Fund

Institutional Class Shares : ____________________

For Investors Seeking a High Level of Total Return.

Prospectus
                                  _____, 2010

EGA Total Return Fund
A series portfolio of
EAGLE GLOBAL ADVISORS INVESTMENT TRUST

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT.  A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.  THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

TABLE OF CONTENTS

SUMMARY SECTION	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS	6
MANAGEMENT OF THE FUND	11
SHAREHOLDER INFORMATION	14
BUYING SHARES	15
SELLING SHARES	16
ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES	17
DIVIDENDS AND OTHER DISTRIBUTIONS	20
OTHER FUND SERVICE PROVIDERS	22
PRIVACY POLICY	23
WHERE TO GO FOR MORE INFORMATION	24

SUMMARY SECTION

Investment Objective

The EGA Total Return Fund seeks a high level of total return.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.
Institutional Class
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	NONE
Exchange Fee	NONE
Redemption Fee (as a percentage of the amount redeemed)	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution Fees/Service (12b-1) Fees	None
Other Expenses	[___%](1)
Acquired Fund Fees and Expenses	[___%](2)
Total Annual Fund Operating Expenses	[___%](3)
Expense Reimbursement	[____%]
Total Annual Fund Operating Expenses (after expense reimbursements)	[1.50%]
_____
(1)            Acquired Fund fees and expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)            “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
(3)
The Fund’s investment adviser, Eagle Global Advisors, LLC (the “Adviser”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund  (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.50% of the average daily net assets of the Fund.  This expense limitation agreement and fee waiver agreement may be terminated by the Adviser at any time after [February 28, 2012].  The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursements are made within three years after the year in which the Adviser incurred the expense.

Expense Example

The following example is intended to help you compare the cost of investing in Institutional Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EGA Total Return Fund	One Year	Three Years
Institutional Class Shares	$_________	$_________

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

The Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its objective by implementing an investment strategy that focuses on generating returns from investing in publicly traded U.S. and foreign master limited partnerships (“MLPs”).  Master limited partnerships typically are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  The Fund will construct its portfolio such that the Fund’s investments in MLPs comprise no more than 25% of the Fund’s total assets.  The Fund may invest in equity securities and debt securities of MLPs and such MLPs’ related companies. In selecting MLP investments for the Fund’s portfolio, the Adviser to the Fund utilizes a detailed fundamental analysis to select portfolio securities to outperform the broader MLP marketplace.

The Fund seeks to enhance the return of its investments in MLPs by entering into contracts for the forward sale of highly liquid fixed income instruments, including reverse repurchase agreements, in varying durations but generally not in excess of one year.  Then, with the proceeds from those forward sales contracts or repurchase agreements, the Fund purchases additional highly liquid fixed income instruments. It is anticipated that, under normal market conditions, the Fund may invest up to 75% of its total assets in these highly liquid fixed income instruments and the related forward contracts and repurchase agreements.

The Fund may seek exposure to the MLP markets by investing in other investment companies, including exchange traded funds.  Without seeking exposures to the MLP markets, the Fund may invest in convertible securities, foreign securities and depositary receipts, and other investment companies such as exchange-traded funds.  The Funds may utilize derivatives.  The Fund may invest up to 15% of its net assets in illiquid securities.

The Adviser will sell investments for the Fund if it determines that any of the mentioned factors have changed materially from its initial analysis, or that other factors indicate that an investment is no longer earning a return commensurate with its risk.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. The loss of money is a risk of investing in the Fund.

Master Limited Partnerships Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level.  Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.  A change in  current tax law or in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

Concentration Risk.  The Fund concentrates the MLP portion of its assets in the energy infrastructure sector.  Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector.

Industry Specific Risk.  Energy infrastructure companies are subject to the risks specific to the industry they serve including, but not limited to, the following:

a)	Fluctuations in commodity prices;
b)	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
c)	New construction risk and acquisition risk which can limit potential growth;
d)	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
e)	Depletion of the natural gas reserves or other commodities if not replaced;
f)	Changes in the regulatory environment;
g)	Extreme weather;
h)	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
i)	Threats of attack by terrorists.

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.   When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Foreign Risk.  Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.

Fixed Income Securities Risk.  Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Investment Company Securities Risk.  The Fund will incur higher and duplicative expenses when it invests in mutual funds, Exchange Traded Fund (ETFs), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds, including the ETFs, will invest in equity securities which are generally affected by movements in the equity and stock markets.  Some of the underlying funds, including the ETFs in which the Fund may invest may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds (including the ETFs), may be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due.

Repurchase Agreement Risk.  The use of repurchase agreements, which are agreements where a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involve certain risks.  For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.  There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

Reverse Repurchase Agreement Risk.  The Fund may use reverse repurchase agreements to earn additional income on portfolio securities, such as Treasury bills or notes, and/or to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.  In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

Derivatives Risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and could increase the volatility of the Fund’s net asset value per share and cause you to lose money.

Liquidity Risk/Illiquidity Risk.  The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales.  The Fund will not make investments of illiquid securities, to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment.  The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Investment Selection Risk.  The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

Performance History

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. There is no performance information for the Fund since the Fund has not completed one full calendar year of operation as of the date of this prospectus.  Information relating to the investment performance of the Adviser managing separate accounts in a manner that is substantially similar to the manner in which the Fund will be managed is provided under the heading,   “The Fund Investment Adviser – Historical Performance of Accounts Similar to the Fund,” later in this prospectus.

Management

Investment Adviser

Eagle Global Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers

Edward R. Allen III, partner, Malcom S. Day, partner, John F. Gualy, partner, Thomas N. Hunt III, partner, and Steven S. Russo, partner and chief compliance officer of the Adviser, have been the portfolio managers of the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Institutional Class Shares	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$_______	$_______*
IRA Account	$_______	$_______

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (EGA Total Return Fund, c/o _______________________, by wire, or by telephone at ___________. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective

The Fund seeks a high level of total return.  The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Trustees without shareholder approval.

The Investment Selection Process Used by the Fund

Under normal market conditions, the Fund seeks to achieve its objective by implementing an investment strategy that focuses on generating returns from investing in publicly traded U.S. and foreign master limited partnerships (“MLPs”).  Master limited partnerships typically are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.  The Fund will construct its portfolio such that the Fund’s investments in qualified publicly traded partnerships comprise no more than 25% of the Fund’s total assets.  The Fund seeks to enhance the return of its investments in MLPs by entering into contracts for the forward sale of highly liquid fixed income instruments, including reverse repurchase agreements, in varying durations but generally not in excess of one year.  Then, with the proceeds from those forward sales contract, the Fund purchases additional highly liquid fixed income instruments.  It is anticipated that, under normal market conditions, the Fund may invest up to 75% of its total assets in these highly liquid fixed income instruments and the related forward contracts.

MLP Investments.  The Fund’s investments in MLPs generally will consist of domestic and international MLPs that are engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage, or delivery of energy-related commodities (collectively the "Energy-Related Industries"). Energy-related commodities may include, but are not limited to, natural gas, natural gas liquids, coal, crude oil or refined petroleum products. The Fund’s investments in MLPs are expected to be concentrated in the Energy-Related Industries. In managing the Fund's investments in MLPs, the Adviser will seek to construct and maintain a diversified portfolio of MLP investments.

The Fund's investment in MLPs may include ownership of MLP common units, MLP subordinated units and any other MLP related securities.  The Fund may make its investments in MLPs through secondary market exchange transactions or it may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

The Adviser selects its investments in MLPs for the Fund using fundamental research. The Adviser continuously evaluates MLP securities using fundamental research and constructs an MLP portfolio that seeks to outperform the broad MLP marketplace. In constructing the portfolio, the Adviser will consider a variety of factors, including but not limited to, market capitalization, liquidity, growth, credit rating, source of qualifying income, business focus, and structure of the MLPs. MLP investments selected for the Fund's portfolio will be further evaluated based on the Fund's total assets invested in qualified publicly traded partnerships, trading costs, cash requirements and other factors, including the relative valuation of related MLP investments.

Fixed Income Investments and Forward Contracts.  The Fund seeks to enhance the return of its investments in MLPs by entering into contracts for the forward sale of highly liquid fixed income instruments, including reverse repurchase agreements, in varying durations but generally not in excess of one year.  Then, with the proceeds from those forward sales contract, the Fund purchases additional highly liquid fixed income instruments.  The portion of the Fund’s portfolio comprised of these fixed income securities and forward contracts are strategic investments structured to allow the Fund to benefit from a portion of any appreciation in the value of the fixed income securities. The Fund will enter into forward contracts with varying terms but generally not in excess of one year and a collective notional value of approximately 300% of the Fund's current net assets at the time the contracts are entered into. Generally speaking, this means that the forward contracts will have a notional value equal to about three times the value of the MLP investments. Accordingly, the forward contracts have the effect of significantly increasing the Fund's gross assets. The structure of the forward contracts, however, limits the potential for gain or loss by the Fund from the fixed income securities. As a result, the majority of the Fund's return will most often come from gains or losses on the MLP investments.

The fixed income securities that will be the subject of the forward contracts will be selected by the Adviser, in its discretion, utilizing a proprietary quantitative process. Factors considered in this process include, but are not limited to, liquidity, credit quality, and interest rate sensitivity. The fixed income securities generally will be segregated on the Fund's books and will serve as cover for the Fund's obligations under the forward contracts.

The Fund may, however, terminate any of its forward contracts prior to maturity if the Adviser determines it would be in the best interest of the Fund to do so.

Other Aspects of the Fund’s Principal Investment Strategies.  The Fund may seek exposure to the MLP markets by investing in other investment companies, including exchange traded funds.  Without seeking exposures to the MLP markets, the Fund may invest in convertible securities, foreign securities and depositary receipts, and other investment companies such as exchange-traded funds.  The Funds may utilize derivatives.  The Fund may invest up to 15% of its net assets in illiquid securities.

The Adviser will sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis, or that other factors indicate that an investment is no longer earning a return commensurate with its risk.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents as a temporary defensive measure. Under these circumstances, the Fund may not participate in stock or fixed income market advances or declines to the same extent it would had it remained more fully invested in common stocks and/or fixed income securities. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Fund

Risks in General.  Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The loss of money is a risk of investing in the Fund.

MLP Risk.  Investments in securities of MLPs involve risks that differ from an investment in common stock.  Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation.  MLPs are controlled by their general partners, which generally have and limited fiduciary duties to the MLP and may have conflicts of interest with the limited partners which may permit the general partner to favor its own interests over the limited partners.  MLPs may issue additional common units without unitholder approval, which would dilute existing unitholders, including the Fund’s ownership interest.  Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs, fluctuations in working capital needs and other factors.

MLP Tax Risk.  As a partnership, an MLP has no federal income tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate.  If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income.  Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could reduce the amount of Fund distributions to shareholders.  The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. Any modification to the federal income tax laws and interpretations thereof may or may not be applied retroactively. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.  The Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions.  The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons.

Concentration Risk.  The Fund concentrates its MLP investments in the energy infrastructure sector.  Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector.

Industry Specific Risk.  Energy infrastructure companies are subject to the risks specific to the industry they serve including, but not limited to, the following:

•	Fluctuations in commodity prices;

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
•	New constructions risks and acquisition risk which can limit potential growth;

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

•	Depletion of the natural gas reserves or other commodities if not replaced;

•	Changes in the regulatory environment;

•	Extreme weather;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

•	Threats of attack by terrorists.

Risks of Investing in Common Stocks. The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.  Preferred stock dividends are generally fixed in advance.  Unlike requirements to pay interest on certain other types of debt securities, the company may not be required to pay a dividend if, for example, it lacks the financial ability to do so.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock also may be subject to optional or mandatory redemption provisions.  Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as income securities or debt securities.

Foreign Risk.  To the extent the Fund invests in foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. In addition, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S.

Fixed Income Securities Risk. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments.  These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid.  If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.  Fluctuations in interest rates may affect the yield and value of a Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall.  The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.  The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities.  Junk bonds have more credit risk than investment grade bonds.

Investment Company Securities Risk.  When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Repurchase Agreement Risk.  The use of repurchase agreements, agreements where a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involve certain risks.  For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.  There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

Reverse Repurchase Agreement Risk.  The Fund may use reverse repurchase agreements to earn additional income on portfolio securities, such as Treasury bills or notes, and/or to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.  In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.  The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.  This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to cover theses positions  minimizes this effect.

Derivatives Risk.  The Adviser may use derivatives such as options on stock indices, financial futures contracts and related options.  There is no guarantee such strategies will work. If the Adviser is not successful in employing such instruments in managing the Fund's portfolio, the Fund's performance will be worse than if it did not employ such strategies.  Successful use by the Adviser of options on stock indices, financial futures contracts and related options will be subject to the Adviser's ability to predict correctly movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return.  In writing options, the Fund’s loss is potentially unlimited and may exceed the amount of the premium received.

Certain positions may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on the Fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

Liquidity Risk/Illiquidity Risk.  The fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales.  The Fund will not make investments of illiquid securities, to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment.  The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Investment Selection Risk.  The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

The Investment Adviser

Eagle Global Advisors, LLC is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 1996 and its address is 5847 San Felipe, Suite 930, Houston, Texas 77057.  As of June 30, 2010, the Adviser had approximately $3.9 in assets under management.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.  The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.50% of the average daily net assets of the Fund.  This expense limitation agreement may be terminated by the Adviser at any time after [February 28, 2012].  The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursements are made within three years after the year in which the Adviser incurred the expense.  A discussion regarding the basis of the Board of Trustees' approval of the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's first [semi-annual] report to shareholders.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

Portfolio Management

The Fund’s investment portfolio is managed on a day-to-day basis by Edward R. Allen III, Malcom S. Day, John F. Gualy, Thomas N. Hunt III, and Steven S. Russo.

➢
Edward R. Allen III, Ph.D, CFA:  Mr. Allen serves as chairman of the International investment committee. He is also a member of the Domestic and MLP investment committees. Prior to founding Eagle, Mr. Allen was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank. Before entering the investment advisory business, he served as an assistant professor of economics at the University of Houston. He earned a Bachelor’s degree in engineering from Princeton University and a Ph.D. in economics from the University of Chicago.  Mr. Allen also is currently the Vice Chairman of the board of the Asia Society Texas Center and President of the Board of the Brazos Bookstore. He also serves as a Trustee of the Chinquapin School, a board member (and past President) of the Contemporary Arts Museum, an Advisory Board Member of the Methodist Research Institute, and a member of the St. John’s School Investment Committee. Mr. Allen holds the Chartered Financial Analyst designation and is also a member of the American Finance Association, the CFA Institute, and the CFA Society of Houston.

➢
Malcom S. Day:  Mr. Day serves as chairman of the Master Limited Partnership investment committee. He is also a member of the Fixed Income and International investment committees. His responsibilities also include portfolio management and client service. Prior to joining Eagle, Mr. Day founded Partners Investment Management & Research, LLC, an advisory firm specializing in publicly traded partnerships. Mr. Day was also employed previously by Criterion Investment Management Company and Payden & Rygel Investment Counsel. He earned a Bachelor's degree in engineering from Northwestern University and a MBA from the Anderson School at UCLA.  Mr. Day holds the Chartered Financial Analyst designation and is also a member of the CFA Institute and the CFA Society of Houston.

➢
John F. Gualy:  Mr. Gualy serves as a global investment analyst covering the emerging markets and the telecommunication, utilities and energy sectors. He is a member of the Domestic, MLP and International investment committees. His responsibilities also include portfolio management and client service. Prior to founding Eagle, Mr. Gualy was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank. Prior to Boatmen’s, Mr. Gualy served as director of research for Continental Intervest. He earned a Bachelor’s degree in economics from the University of Texas and a MBA from Rice University.  Mr. Gualy holds the Chartered Financial Analyst designation, is a member of the CFA Institute and is a former President and a current member of the Board of the CFA Society of Houston.  Mr. Gualy is a native of Colombia and is fluent in Spanish.

➢
Thomas N. Hunt III, CFA, CPA:  Mr. Hunt serves as co-chairman of the Domestic investment committee and is a member of the International and MLP investment committees. His responsibilities also include marketing and client service. Prior to founding Eagle, Mr. Hunt was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank.  Mr. Hunt also worked for the public accounting firm of Ernst & Young. He earned a Bachelor’s degree in accounting from the University of Texas and a MBA from the Harvard Business School.  Mr. Hunt holds the Chartered Financial Analyst and Certified Public Accountant designations and is also a member of the CFA Institute, the CFA Society of Houston, and the Texas Society of Certified Public Accountants.

➢
Steven S. Russo:  Mr. Russo serves as co-chairman of the Domestic investment committee and as Director of Client Service. He is also a member of the International and MLP investment committees. His responsibilities also include portfolio management and marketing. Prior to founding Eagle, Mr. Russo was employed by Eagle Management & Trust Company, which was acquired by Boatmen’s Trust Company and then NationsBank. He was also employed previously by Criterion Investment Management Company. Mr. Russo earned a Bachelor’s degree in finance from the University of Texas and a MBA from Rice University.  Mr. Russo also serves as a Board Member of the M.A. Wright Fund at Rice University’s Jones School of Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund, if any.

Historical Performance of Accounts Similar to the Fund

The table in this section shows supplemental performance data for EGA MLP Composite (“Composite”), which is intended to assist prospective investors in making informed investment decisions.  The table does not show performance data for the Fund.  The Composite is composed of accounts that are managed by the Adviser and that have investment objectives, strategies, and policies substantially similar to the Fund.  The Composite is presented net of fees and expenses and reflects the reinvestment of dividends and distributions.

The Composite performance is not the Fund’s performance, nor should it be considered a substitute for the Fund’s performance.  The Composite performance is not intended to predict or suggest the return that will be experienced by the Fund or the return one might achieve by investing in the Fund.  The Fund’s performance may be different than the performance of the Composite due to, among other things, differences in fees and expenses, investment limitations, diversification requirements, and tax restrictions.  The overall expenses of the accounts comprising the Composite are generally lower than those of the Fund and, accordingly, expenses generally have less of an adverse effect on the performance of the Composite.  Also, the accounts that comprise the Composite are not registered mutual funds and are not subject to certain investment limitations, diversification requirements, and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, could adversely affect the performance of the Composite.

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years
EGA MLP Composite	%	%	%	%
Alerian MLP Index1%		%	%	%

1.
The benchmark is the Alerian MLP Index, a composite of the 50 most prominent energy master limited partnerships calculated by Standard and Poor’s using a float-adjusted market capitalization methodology. The Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return Index is calculated and disseminated daily through ticker AMZX. See www.alerian.com/insight for more information regarding the Alerian MLP Index.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. The New York Stock Exchange generally is open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, plus any applicable sales charge.

If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to help determine market value.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Investing in the Fund

The Fund offers one class of shares.  Institutional Class shares have no up-front sales charge and no 12b-1 fee.  In addition, Institutional Class shares have no contingent deferred sales charge and no redemption fee. Institutional Class shares are offered to certain institutional investors and to certain individuals, and may be offered through financial intermediaries including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments.

BUYING SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s Transfer Agent. You may buy shares of the Fund with an initial investment of $100,000 (or $_____ for IRAs) or more. Additional investments must be a minimum of $1,000.  The Fund has the right to reject any purchase order.

To Buy Shares:

Initial Investment	Subsequent Investments

By Mail:
• Complete and sign the account application.
• Make your check payable to the EGA Total Return Fund
• Mail the application and your check to:
EGA Total Return Fund
[insert address]

• Minimum initial investment is $100,000 for non-qualified accounts; $______ minimum for IRAs

• Make your check payable to the EGA Total Return Fund.
• Fill out an investment slip from an account  statement, include your name and account number.
• Mail to:
EGA Total Return Fund
[insert address]

• Minimum subsequent investment for all accounts is $1,000.

By Wire:
• Call the transfer agent at (xxx) xxx-xxxx to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern Time.
• Mail completed account application to the address above.
• Note: Your bank may charge a wire fee.

• Call the transfer agent at (xxx) xxx-xxxx to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern Time.
• Note: Your bank may charge a wire fee.

By Automatic Investment Plan:
• You must open a regular Fund account with $100,000 minimum prior to participating in this plan.	• Call (xxx) xxx-xxxx to request the form. • Complete and return the form and any other required materials.

Brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Important Information About Procedures For Opening a New Account

Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive this required data, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity at all, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Retirement Accounts

Shares of the Fund are available for purchase through IRAs and qualified retirement plans. These tax-deferred accounts and plans allow you to shelter your net investment income and net capital gains from current federal income taxes.  You should consult your tax advisor before purchasing shares for an IRA or a retirement plan. For more information about these accounts and plans or for an IRA application, please call (xxx) xxx-xxxx.

SELLING SHARES

You may sell or “redeem” your shares on any day the NYSE is open, either directly through the Fund’s Transfer Agent or through your broker-dealer or other financial intermediary. The price you receive will be the NAV next calculated after the Fund’s transfer agent receives your redemption request in good order (less redemption fees and contingent deferred sales charges, if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee may be required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public cannot. The signature guarantee requirements apply to redemption requests received by mail or by telephone.

When the Fund requires a signature guarantee, a New Technology Medallion signature guarantee must be provided. For joint accounts, both signatures must be guaranteed. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail
•    Submit a written request for redemption with:
•    The Fund’s name;
•    Your Fund account number;
•    The dollar amount or number of shares or percentage of the account to be redeemed; and
•    Signatures of all owners of the account, exactly as the shares are registered.
• Mail your request to: EGA Total Return Fund P.O. Box 6110 Indianapolis, IN 46206 • A check will be mailed to the name and address in which the account is registered.

By Wire
• This option must be elected either in the initial application or subsequently in writing with a signature guarantee. • Call the transfer agent at (xxx) xxx-xxxx with your request.	• Wire redemption requests must be received before 4:00 p.m. Eastern Time for money to be wired the next business day. • There is a $15.00 charge for redemptions made by wire.

By Telephone
• The Fund may accept telephone redemptions unless you decline telephone privileges on your account application. • Call the transfer agent at (xxx) xxx-xxx with your request.	• The Fund will use reasonable procedures to confirm that the request is genuine. • Written confirmation will be provided.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

Under certain circumstances, the Fund may effect redemptions in-kind (i.e., by delivering securities instead of cash) as described in more detail in the SAI.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Fund reserves the right to:

•	Change the minimum investment amounts;

•	Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and

•	Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its Transfer Agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions. If the Fund has not yet collected payment for shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Market Timing Policies and Procedures

Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

•	Dilution in the value of Fund shares held by long-term investors

•	Interference with efficient management of the Fund’s portfolio

•	Increased brokerage and administrative costs

•
To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders. In furtherance of this policy, the Board of Trustees has adopted the following procedures:

•	The Fund refuses to accept a shareholder’s purchases for sixty (60) calendar days after the shareholder has redeemed out of the Fund.
•
Transactions involving more than $1 million or ten percent (10%) of total Fund assets will be reviewed prior to execution to determine whether the activity will be harmful to other shareholders in the Fund. If a purchase order involves more than $1 million or ten percent (10%) of total Fund assets and it is determined to be harmful to the Fund, then the Fund will refuse to accept the purchase order.

The Fund reserves the right to impose the following restrictions:

•	Imposition of a redemption fee or modification of any applicable existing redemption fee;

•	Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;

•	Suspension or termination of a shareholder’s right to purchase shares of the Fund.

Shareholders who engage, or are suspected of engaging, in disruptive trading practices may be placed on a “watch list.” Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to the Fund.  To the extent feasible, the Fund reviews the activity of the underlying shareholders in omnibus accounts to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the Fund will work with the financial intermediary to impose any or all of the restrictions described above.

The Fund, through its service providers, including the Adviser, applies these policies with respect to market-timing activities by monitoring trading activity in the Fund, attempting to identify excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Exceptions to Restrictions on Frequent Purchase and Redemption Policy and Procedures:

Notwithstanding the policy and procedures set forth above, the Fund may permit frequent purchases and redemptions under the following limited circumstances:

•	Systematic Withdrawal Plan

•	National emergency

•	Market volatility

•	Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

Timing of Purchase or Sale Requests

All requests received in good order by the Transfer Agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day’s NAV. Orders received after the close of the NYSE will be executed the following day, at that day’s NAV. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order and promptly transmits the order in good order to the Fund’s transfer agent, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fees

To discourage short-term trading, the Fund reserves the right to impose a redemption fee.  Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares.  Institutional Class shares are not subject to a redemption fee.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (xxx) xxx-xxxx.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income, if any, are declared and paid quarterly. Because of the nature of the Fund’s underlying investments in MLPs, some of the Fund’s distributions may consist of returns of capital. The Fund intends to distribute annually any net capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest, if any, paid on its investments, after payment of its expenses. Net capital gains represent the amount the Fund realizes from the sale of securities at a gain (i.e., for an amount exceeding the cost of the security) over the losses it realizes from the sales of securities.

Reinvestment Option: Dividend and capital gain distributions are automatically reinvested in additional shares of the distributing class of the Fund unless you elect on the account application to receive them by check. You may change your distribution option at any time by requesting a change in writing. You must have your distributions reinvested if you participate in the Systematic Withdrawal Plan or own Fund shares through a retirement plan. Distributions are reinvested on the ex-distribution date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

OTHER FUND SERVICE PROVIDERS

Investment Adviser

Eagle Global Advisors, LLC

Custodian

Huntington National Bank

Distributor

Unified Financial Securities, Inc.

Independent Registered Public Accounting Firm

BBD, LLP

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

Transfer Agent, Administrator and Accounting Services Agent

Huntington Asset Services, Inc.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WHERE TO GO FOR MORE INFORMATION

For shareholder inquiries, please call toll-free in the U.S. at ________________.
You will also find more information about the Fund on our website at www._________.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are three ways to get a copy of these documents.

1.	Call or write for one, and a copy will be sent without charge.

EGA Total Return Fund
[insert address]

www._____________.com

2.
Call or write the Public Reference Section of SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC
Washington D.C. 20549-1520
1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.	Go to the SEC's website (www.sec.gov) and download a text-only version.

SEC file number 811-22479

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

EAGLE GLOBAL ADVISORS INVESTMENT TRUST

Series Portfolios

EGA Total Return Fund

Institutional Class Shares : ____________________

STATEMENT OF ADDITIONAL INFORMATION
_____________, 2010

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Pinnacle Capital Management Fund dated ______, 2010. A free copy of the Prospectus can be obtained by writing the Transfer Agent at [                        ] or by calling 1-xxx-xxx-xxxx.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT.  A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	16
THE INVESTMENT ADVISER	17
THE PORTFOLIO MANAGERS	18
TRUSTEES AND OFFICERS	19
INTERESTED TRUSTEES AND OFFICERS	20
COMPENSATION	20
AUDIT COMMITTEE	21
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	21
VALUATION COMMITTEE	21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	21
ADDITIONAL TAX INFORMATION	23
PRICING OF FUND SHARES	23
PURCHASE AND REDEMPTION OF SHARES	24
PURCHASES AND SALES THROUGH BROKER DEALERS	25
ANTI-MONEY LAUNDERING PROGRAM	25
TRANSFER AGENT AND DIVIDEND PAYING AGENT	25
FUND ACCOUNTING SERVICES AGENT	25
ADMINISTRATOR	26
DISTRIBUTOR	26
CUSTODIAN	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
COUNSEL	26
DISCLOSURE OF PORTFOLIO HOLDINGS	26
PROXY VOTING POLICIES	27
EXHIBIT A	A-1
EXHIBIT B	B-1

DESCRIPTION OF THE TRUST AND THE FUND

The Eagle Global Advisors Investment Trust (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 30, 2010.  The Trust’s fiscal year ends on October 31st of each year.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the EGA Total Return Fund (the “Fund”).  The Fund is a diversified fund.  Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Eagle Global Advisors, LLC (the "Adviser").

Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any fund upon written notice to the shareholders.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Delaware Trust Instrument also provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust instrument states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

For information concerning the purchase and redemption of shares of the Fund, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Master Limited Partnerships. The Fund may invest in interests in master limited partnerships (“MLPs”). MLP interests trade like shares of stock, and MLPs generally distribute most of their distributable cash flow to investors. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. Their income generally depends on the volume of the products transported, not on the commodity's price. An MLP is a public limited partnership. Interests in MLPs are traded on an exchange or on the Nasdaq National Market System (the “Nasdaq”). The ability to trade the interests provides liquidity that is not present with conventional private limited partnerships, but those interests are less liquid than conventional publicly traded securities. MLPs can be organized for income, capital gains or tax shelter purposes. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. The use of MLPs could enhance or harm the overall performance of the Fund.

MLPs are generally organized under state law as limited partnerships or limited liability companies and receive partnership taxation treatment under the Code. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs.  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Gathering and Processing MLPs.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs.  Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLPs.  Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Exploration and Production MLPs (“E&P MLPs”).  E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs.  Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine Shipping MLPs.  Marine shipping MLPs are primarily marine transporters of liquefied natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

B. Equity and Debt Securities of MLPs.  The Fund may invest in equity securities and debt securities issued by MLPs.  Equity securities of MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units.  MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. During the subordination period, holders of MLP common units are typically entitled to receive a minimum quarterly distribution, including arrearage rights, from the issuer.

MLP Subordinated Units.  MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions (“MQDs”) after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units.  MLP preferred units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Debt Securities of MLPs.  Debt securities of MLPs may include those rated below investment grade (below Baa or BBB) by Moody’s, S&P, Fitch or an equivalent rating by a NRSRO or that are unrated but judged to be below investment grade by the Adviser at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A debt security of an MLP will be considered to be investment grade if it is rated as such by Moody’, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Adviser at the time of purchase. The Fund may  invest in debt securities without regard to their maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Securities of MLP Affiliates.  Equity securities issued by affiliates of MLPs including those issued by general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the tax characteristics of MLP units. The Fund intends to purchase equity securities of MLP affiliates through market transactions, but may also acquire equity securities through direct placements.

I-Shares.  I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on securities exchanges.

MLP General Partner or Managing Member Interests.  The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

ETNs Linked to MLPs.  The Fund may invest in ETNs that track the performance of MLPs or MLP indices. An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. The returns of ETNs are usually linked to the performance of such securities or market indices, less investor fees and all other costs. When an investor buys an ETN linked to MLPs or MLP indices, the sponsoring institution promises to pay an amount related to the value the underlying MLP(s) or MLP index, minus fees, upon maturity. ETNs are subject to the risk that the sponsoring institutions will be unable to pay their obligations as well as the risks associated with investing in MLPs. Investments in such securities may not offer the advantageous tax characteristics of equity securities of MLPs.

C. Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

D. Investment Company Securities. The Fund may invest in the securities of other investment companies, such as other mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund may also invest in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Advisor) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

E. Foreign Securities.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.
The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

F. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on the collateral deposited with the broker or custodian.

The Fund may also sell short “against the box”. Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

G. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the SEC that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

H. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

I. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

J. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

K. Fixed Income Securities. The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

L. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

M. Sovereign Debt Securities.  The Fund may invest in sovereign debt securities issued by governments of foreign countries.  The sovereign debt in which the Fund may invest may be rated below investment grade if they are subject to ratings.  These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities.  The Fund may have difficulty disposing of certain of these debt obligations at reasonable prices because there may be a thin trading market for such securities.  In the event a governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies, if available at all, must, in some cases, be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations.  In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, the Fund may have a few or no effective legal remedies for collecting on such debt.

N. Repurchase and Reverse Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.  In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.  While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.  The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.  This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

O. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

P. Convertible Securities.  The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio.  Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities.  By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks.  While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock.  Income paid by a convertible security may provide a limited cushion against a decline in the price of the security.  However, convertible securities generally have less potential for gain than common stocks.  Also, convertible bonds generally pay less income than non-convertible bonds.

Q. Municipal Securities.  Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch IBCA, Inc. (“Fitch”) represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.  The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree.  If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be affected.  Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

R.  When-Issued and Delayed Delivery Transactions.  The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

S.  Derivative Instruments.  The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security.  Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include, among others, the purchase and writing of options on securities.

Writing Covered Call Options.  The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options.  The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may also write straddles (combinations of puts and calls on the same underlying security.)

Purchasing Put Options.  The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where it is desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

Purchasing Call Options. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indices. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Options Transactions Generally. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and its ability to select the proper time, type and duration of the options.

The Fund may purchase either exchange-traded or over-the-counter options on securities. With certain exceptions, over-the-counter options, and any assets used to cover them, are considered illiquid securities. The Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

Futures Contracts. The Fund may purchase and sell futures contracts to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes. The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund’s custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and accordingly, they are not subject to registration or regulation as such under the CEA.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

Diversification. The Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation).

1. Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities.  The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting.  The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate.  The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration.  The Fund may invest 25% or more of its total assets in the energy infrastructure industry in particular, and the energy industry in general and in investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitation has been adopted by the Trust with respect to the Fund and is considered Non-Fundamental. The Non-Fundamental limitations may be changed by the Trust’s Board of Trustees at any time without shareholder approval.

1. Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Adviser is Eagle Global Advisors, LLC (the "Adviser"), located at 5847 San Felipe, Suite 930, Houston, Texas 77057.

Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund.

The Adviser retains the right to use the name "Eagle" and “EGA Total Return” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Eagle" or any derivative thereof automatically ceases ninety days after termination of the Investment Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.50% until [February 28, 2012].  The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which the Adviser incurred the expense.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGERS

Edward R. Allen III, Malcom S. Day, John F. Gualy, Thomas N. Hunt III, and Steven S. Russo (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of ______, 2010.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)

[Note if there are any accounts with performance based fees]

[As of _________, 2010 the Adviser managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.]

[Mr. ________’s compensation as the Fund's Portfolio Manager is not a fixed salary.  Mr. _______’s compensation is not based on Fund performance. There are no bonuses associated with his service to the Fund. However, because Mr. _______’s compensation is based upon the Adviser's profitability, Mr._________ participates directly in all profits and losses of the Adviser, including the advisory fees paid to the Adviser.]

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of _______, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, are indicated by an asterisk. Each Trustee serves until the Trustee dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Board is currently composed of [4] Trustees, including [3] Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

The Chairman of the Board of Trustees is Malcom Day, Partner of Eagle Global Advisors, LLC who is an “interested person” of the Trust, within the meaning of the 1940 Act.  The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.]

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the each Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

[insert name]

[insert name].

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

INTERESTED TRUSTEES AND OFFICERS

Name, Address (1), and Age	Position(s) with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Malcom S. Day (2)	Trustee and President	Indefinite Term, Since 2010		1

_________

(1) The address of each trustee and officer is c/o Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston, Texas 77057.

(2) Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Because the Trust is newly organized, none of the Trustees own shares in the Fund.

COMPENSATION

The Trustees of the Fund who are officers or employees of the Adviser receive no remuneration from the Fund.  Each of the other Trustees is paid an annual retainer of $2,000, a fee of $2,000 for each full board meeting attended and a fee of $500 for each committee meeting attended; additionally, these Trustees are reimbursed for the expenses of attending meetings.

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, _______, _______ and _______.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Trustees has a Nominating and Corporate Governance Committee, which is comprised of the independent members of the Board of Trustees, _______, _______ and _______.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Appendix C - the charter also describes the process by which shareholders of the Trust may make nominations.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

VALUATION COMMITTEE

The Board of Trustees has a Valuation Committee, which is comprised of at least [two (2)] of the Board’s Independent Trustees.  The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

As of the date of this SAI, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund. As of the date of this SAI, the Fund had no principal shareholders or control persons.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify and remain qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). There can be no assurance that it actually will so qualify. In order to so qualify, the Fund must satisfy certain requirements regarding its source of income, diversification of assets and distribution of earnings that are discussed further below. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704, which is generally a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. The Fund intends to invest a portion of its assets in MLPs. MLPs are generally publicly traded partnerships. Net income from MLPs that are qualified publicly traded partnerships is included in the sources of income from which a RIC must derive 90% of its gross income. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to off set future capital gains it is probable that the amount offset will not be distributed to shareholders.

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares. The Fund offers Institutional Class shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Terms of Redemptions.  The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund, an authorized intermediary or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets the Trust normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit. The Trust reserves the right to redeem your account if its value is less than $5,000 for due to redemptions. The Trust will give the shareholder sixty days' notice to increase the account value to at least $5,000. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions-in-Kind. Although the Trust would not normally do so, the Trust has the right to pay the redemption price of shares of the Trust in whole or in part in portfolio securities as prescribed by the Board. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Trust will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Huntington Asset Services, Inc. (“HAS”), 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 acts as the Fund’s transfer agent. HAS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. HAS receives a monthly fee from the Fund equal to an annual rate of $____ per active shareholder account with a minimum fee of $_____ per initial portfolio and/or share class per year plus $______per year for each additional share class. These fees are subject to various discounts during the term of the agreement with _____.

FUND ACCOUNTING SERVICES AGENT

In addition, HAS provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as Fund accountant, HAS receives a monthly fee from the Fund equal to an annual rate of __________.

ADMINISTRATOR

HAS also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. HAS receives a monthly fee from the Fund equal to an annual rate of ________.   These fees are subject to various discounts during the term of the agreement with HAS.

DISTRIBUTOR

The Adviser and the Trust have entered into a Distribution Agreement with Unified Financial Securities, Inc. (the “Distributor”), 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the “Selling Brokers”) who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm. The Distributor uses a portion of any sales charge that is not re-allowed to other dealers to pay for various marketing expenses of the Fund.

CUSTODIAN

Huntington National Bank (“Custodian”), 41 South High Street, Columbus, OH 43215, serves as the custodian of the Trust.   The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP has been selected as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2011.  The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

COUNSEL

The Law Offices of John H. Lively & Associates, Inc., which has offices at 2041 W. 141st Terrace, Suite 119, Leawood, Kansas 66224 and is a member firm of The 1940 Act Law Group, serves as counsel for the Trust.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information. Information posted to the Fund’s website and other marketing and sales literature may be posted or produced as frequently as monthly with a one month lag, and is public information. All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Distributor and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar or other entities that track and rank mutual fund performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser subject to the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser and its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, __________ or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s and the Adviser’s proxy voting policy and procedures are also available by calling _________ and will be sent within three business days of receipt of a request.

EXHIBIT A

EAGLE GLOBAL ADVISORS INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURE

Eagle Global Advisors Investment Trust (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor (or sub-adviser as the case may be) of each Fund (each an “Advisor”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy (each an “Advisor’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Advisor’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

Conflict of Interest Transactions

In some instances, an Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor. In such case, the Advisor is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Advisor has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Advisor’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Advisor of its final decision on the matter and the Advisor shall vote in accordance with the Board’s decision.

Oversight of the Advisors’ Proxy Voting Compliance Activities

Each Advisor shall present to the Trust’s administrator a quarterly report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Advisor to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Advisor shall provide a complete voting record, for each series of the Trust for which it acts as advisor, to the Trust’s administrator within 15 days following the end of each calendar quarter. The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast its vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of its Advisor’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

EXHIBIT B

[To be added]

PART C

OTHER INFORMATION

Item 28.
Exhibits

(a)(1)     Certificate of Trust.*
     (2)     Agreement and Declaration of Trust.*
(b)           By-Laws.*
(c)	Agreement and certificates for shares are not issued. Provisions of the Declaration of Trust define the rights of holders of shares of the Registrant.
(d)	Form of Investment Advisory Management Agreement between the Registrant and Eagle Global Advisors, LLC with respect to the EGA Total Return Fund.*
(e)           Form of Distribution Agreement between the Registrant and Unified Financial Securities, Inc.*
(f)           None.
(g)           Form of Custody Agreement between the Registrant and Huntington National Bank*
(h)(1)	Form of Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc.*
(2)	Form of Expense Limitation Agreement*
(i)	Opinion and Consent of Counsel with respect to the EGA Total Return Fund.*
(j)           Consent of Auditor.*
(k)          Not applicable
(l)           Initial Capital Agreement.*
(m)         None.
(n)           None.
(p)(1)      Code of Ethics of Registrant*
(p)(2)      Code of Ethics of Eagle Global Advisors, LLC *
_____________
*To be filed by amendment.

Item 29.
Persons Controlled by or Under Common Control With Registrant

No person is controlled by or under common control with the Registrant.

Item 30.
Indemnification

Reference is made to the Registrant's Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law.  In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.                      Business and Other Connections of the Investment Adviser

Eagle Global Advisors, LLC provides advisory services to the Registrant.  The business and other connections of Eagle Global Advisors, LLC are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Eagle Global Advisors, LLC (No. 801-53294) as currently filed or deemed to be filed with the SEC, which is incorporated by reference herein. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The Adviser currently serves as investment adviser to other institutional and individual clients.

Item 32.                      Principal Underwriters

(a)           Unified Financial Securities, Inc. is the principal underwriter currently distributing the Registrant’s shares.
(b)           The following is provided with respect to each director, officer or partner of Unified Financial Securities, Inc.:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President and Treasurer	None
John C. Swhear**	Chief Compliance Officer	None
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Anna Maria Spurgin**	Assistant Vice President	None
Varanont O. Ruchira**	Assistant Vice President	None
Karyn E. Cunningham**	Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None
*The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.
**The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

Unified Financial Securities, Inc. also serves as the principal underwriter to American Pension Investors Trust, The Appleton Funds, Dividend Growth Trust, Dreman Contrarian Funds, Hirtle Callaghan Trust, Huntington Funds, James Advantage Funds, RiverNorth Funds, The Penn Street Fund, Inc., Unified Series Trust, and Valued Advisers Trust.

(c)           No commissions or other compensation were received, directly or indirectly, from the Registrant during the most recent fiscal year by the principal underwriter.

Item 33.                      Location of Accounts and Records

All accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant at 5847 San Felipe, Suite 930, Houston, Texas 77057 and Huntington Asset Services, Inc., the Registrant’s administrator and transfer agent at 2960 North Meridian St., Suite 300, Indianapolis, Indiana 46208, except that all records relating to custodian activities are maintained at the offices of Huntington National Bank, the Registrant’s custodian located at 41 South High St., Columbus, Ohio 43215.

Item 34.
Management Services
Not applicable.

Item 35.
Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Houston in the State of Texas, on the 27th day of September, 2010.

Eagle Global Advisors Investment Trust

By: /s/ Malcom Day Malcom Day, Initial Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of September, 2010.

/s/ Malcom Day

Malcom Day, Initial Trustee

September 27, 2010